                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 20, 1999
                                                 -----------------------------

                            BROTHERS GOURMET COFFEES, INC.
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                  (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-23024                 52-1681708
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(State or Other Juris-        (Commission File          (IRS Employer
diction of Incorporation)         Number)            Identification No.)


       2255 Glades Road
          Suite 100E
      Boca Raton, Florida                                    33431
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     (Address of Principal                                 (Zip Code)
     Executive Offices)



                                 (561) 995-2600
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On October 15, 1998, the Registrant filed a request with the Securities and Exchange Commission (the "Commission") seeking confirmation from the Staff that it would not recommend any enforcement action to the Commission if, in lieu of filing the quarterly and annual reports on Forms 10-Q and 10-K, respectively, that the Registrant would otherwise be required to file while it is in reorganization proceedings pursuant to Chapter 11 of the Bankruptcy Code, the Registrant implements modified reporting procedures. Such modified reporting procedures consist of filing each of the Registrant's Monthly Operating Reports under cover of Form 8-K within 15 days after such Monthly Operating Report is due to be filed with the Bankruptcy Court and U.S. Trustee's Office. The Commission has not yet issued its decision on the Registrant's request; however, pending such decision, the Registrant is implementing the proposed modified reporting procedures. Accordingly, the Registrant's Monthly Operating Report, presenting certain financial information of the Registrant and its subsidiaries for the period ended April 30, 1999, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached Monthly Operating Report was filed with the Bankruptcy Court and the U.S. Trustee's Office on May 20, 1999. Due to the completion of the sale of the Company's distribution assets to the Procter & Gamble Company pursuant to the Order of the Bankruptcy Court and termination of substantially all of the Company's administrative employees, the Company was unable to file this Form 8-K within 15 days after the Monthly Operating Report was filed with the Bankruptcy Court and the U.S. Trustee's Office.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Copy of the Registrant's Monthly Operating Report, for the period ended April 30, 1999, filed with the Bankruptcy Court and U.S. Trustee's Office on May 20, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BROTHERS GOURMET COFFEES, INC.
                                      (Registrant)


                                 /s/  Barry Bilmes
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Date:  June 15, 1999          By:     Barry Bilmes
                              Title:  Vice President Finance and Administration